UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 20, 2021

Myers Industries, Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	001-8524	34-0778636
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1293 South Main Street, Akron, Ohio 44301

(Address of Principal Executive Offices, and Zip Code)

(330) 253-5592

Registrant’s Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, without par value	MYE	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On March 26, 2021, Myers Industries, Inc. (the “Company”) made a proxy statement (as supplemented on April 5, 2021, the “Proxy Statement”) available and mailed notice thereof to its shareholders, relating to the Company’s 2021 Annual Meeting of Shareholders to be held on April 29, 2021 (the “Annual Meeting”). The Proxy Statement includes a proposal to approve the Myers Industries, Inc. 2021 Long-Term Incentive Plan (the “2021 Plan”), including approval of a reserve of 2,800,000 additional shares of common stock (“Shares”) available for the grant of awards under the 2021 Plan.

On April 16, 2021, the Company was informed by Institutional Shareholder Services Inc. (“ISS”) that ISS was recommending “against” the proposal to approve the 2021 Plan (“Proposal No. 4”) in part because the shareholder value transfer (“SVT”) for the proposed 2021 Plan, as calculated by ISS under its proprietary model, exceeds ISS’ benchmark.

In response to the ISS recommendation, the Company has decided to reduce the number of Shares proposed to be reserved for issuance under the 2021 Plan. On April 20, 2021, the Board of Directors (the “Board”) of the Company approved revising the proposed 2021 Plan, subject to shareholder approval, to change the number of Shares reserved for issuance thereunder to 2,000,000 instead of 2,800,000. The Board made no other changes to the 2021 Plan or Proposal No. 4.

The foregoing is a summary description of certain terms of the 2021 Plan and is qualified in its entirety by reference to the complete text of the proposed 2021 Plan, as revised, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Myers Industries, Inc. 2021 Long-Term Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Myers Industries, Inc.

By:	/s/ Andrean R. Horton
Andrean R. Horton, Esq.
Chief Legal Officer and Secretary

Date: April 20, 2021